EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350, as adopted), Cristóbal Conde, Chief Executive Officer of SunGard Data Systems Inc. (the “Company”), hereby certifies that:

1. The Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the “Periodic Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002

/s/ Cristóbal Conde ___________________________________
Cristóbal Conde
Chief Executive Officer